Exhibit 10.1

AMENDMENT NO. 1

TO

FIRST AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of December 21, 2017, is entered into among SAExploration, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”), and amends that certain First Amended and Restated Credit and Security Agreement dated as of September 22, 2017 (as so amended, the “Agreement”), entered into among the Borrower, the Guarantors, the Lenders party thereto and Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Borrower has requested that all of the Lenders party to the Agreement on the date hereof (including after giving effect to this Amendment) (such Lenders, “All Lenders”) amend the Agreement to effect the changes described below; and

WHEREAS, All Lenders have agreed to amend the Agreement to effect such changes subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.    New Lenders. 1992 MSF International Ltd. and 1992 Tactical Credit Master Fund, L.P., each, is hereby joined as a “Lender” to the Agreement and each of the other Loan Documents (each, a “New Lender”), as applicable, and each such New Lender hereby joins in, ratifies and confirms all terms, conditions and other provisions set forth in the Agreement and the other Loan Documents made by or pertaining to the “Lenders”. Each New Lender hereby (a) represents, warrants, and covenants that (i) it shall be bound by the provisions of the Agreement and the other Loan Documents and other instruments or documents furnished pursuant thereto as a Lender thereunder and shall have the obligations of a Lender thereunder, (ii) it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Agreement, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment (and become a Lender under the Agreement and the other Loan Documents); and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender. Each New Lender acknowledges and agrees that, as of the date hereof, (x) it is not a Lender in regards to the Existing Obligations or the First Amended and Restated Effective Date Advance and no such Obligations are owed to it (or will be owed to it as a result of joining as a “Lender” to the Agreement in accordance with the provisions hereof) and (y) it shall not be required to issue any Commitments, other than Subsequent Advance Commitments (solely to the extent it agrees to do so) pursuant to Section 2.1(c) of the Agreement, or make any Advances, other than Subsequent Advances (solely to the extent it agrees to do so) pursuant to Section 2.1(c) of the Agreement, in each case, subject to the terms and conditions set forth in the Agreement.

2.    Amendments.

a)    The following defined term is added to Schedule 1.1A to the Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean December 22, 2017.”

“RSA” means that certain Restructuring Support Agreement dated as of December 19, 2017, among the Borrower, the Guarantors and the other Persons party thereto, pursuant to which the Borrower has agreed to enter into certain transactions, including the exchange of certain Indebtedness of the Parent for Equity Interests issued by the Parent, as in effect on the date hereof.

b)    The following defined terms in Schedule 1.1 A to the Agreement are hereby amended and restated as follows:

“Intercompany Canadian Note” means the Secured Promissory Note dated December 5, 2012, issued by SAExploration (Canada) Ltd. to the Borrower in the original principal amount of U.S. $50,000,000, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Interest Rate” means an interest rate equal to (i) ten and one quarter percent (10.25%) per annum for the period from the Funding Date in regards to the First Amended and Restated Effective Date Advance through and including March 22, 2018, (ii) ten and three quarter percent (10.75%) per annum for the period from March 23, 2018 through and including September 22, 2018, and eleven and three quarter percent (11.75%) per annum, thereafter, provided that upon the occurrence of a Chapter 11 Trigger Event (as defined in the RSA), the Obligations shall automatically bear interest at a per annum rate equal to two percent (2%) above the per annum rate otherwise applicable hereunder.

“Maximum Amount” means $20,000,000.00.

“Subsequent Advance Amount” means an aggregate amount equal to $15,000,000, which amount shall be uncommitted as of the First Amendment Effective Date.

c)    The following sentence is hereby added after the last sentence in Section 2.1(c) of the Agreement:

“As of the First Amendment Effective Date, (i) no Subsequent Advance Commitments have been issued hereunder and (ii) the maximum amount of Subsequent Advance Commitments that may be issued by the Lenders hereunder and the allocations of the Lenders with respect thereto, in each case, is set forth on Schedule 2.1(c) attached hereto. Each Lender’s pro rata or ratable portion of Subsequent Advance Commitments shall be based upon the allocations set forth in Schedule 2.1(c) attached hereto.”

Section 2.5(b) of the Agreement is hereby amended and restated, in its entirety, as follows:

(b)    Overadvances. If at any time, the aggregate principal amount of the Advances made hereunder exceeds the Maximum Amount (such overage, the “Overadvance Amount”), then the Borrower shall immediately, upon demand of the Agent (at the direction of the Required Lenders) pay the Obligations in an aggregate amount equal to the Overadvance Amount.

d)     Schedule 2.1(c) attached hereto is hereby added to the Agreement immediately after Schedule 2.1.

e)    Schedule 5.1(b)(i), (ii), (iv) attached hereto amends, restates and replaces the existing Schedule 5.1(b)(i), (ii), (iv) to the Agreement.

f)    Exhibit G attached hereto amend, restates and replaces the existing Exhibit G to the Agreement.

3.    Reserved.

4.    Conditions Precedent. As a condition to the effectiveness of this Amendment, the Agent and the Lenders shall have received, in form and substance satisfactory to the Agent and All Lenders, the following:

a)    this Amendment, duly executed by the Borrower, the Guarantors, All Lenders and the Agent;

b)    evidence that the execution, delivery and performance of this Amendment by the Borrower and the Guarantors has been duly authorized by all necessary corporate action, including without limitation the approval of the Board of Directors of the Borrower and the Guarantors;

c)    the consent of the Term Lenders, in form and substance satisfactory to Agent and All Lenders, to this Amendment (and the amendments and other provisions set forth herein, including, without limitation, the increase in the maximum amount of Subsequent Advance Commitments that may be issued by the Lenders);

d)    payment of all costs and expenses of Agent and Lenders (i) incurred by or on behalf of the Agent or Lenders (including reasonable attorneys’ fees and expenses) arising under or in connection with the preparation, execution and delivery of this Amendment and the other documents contemplated thereby and (ii) outstanding on the date hereof (to the extent that such costs and expenses are reimbursable and/or payable under the Agreement and/or the other Loan Documents).

For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall, by delivery of its executed signature page (or executed counterpart of a signature page) be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders.

5.    Borrower Acknowledgement. The Borrower and Guarantors, each, hereby acknowledges and agrees that it is unconditionally liable to the Agent and Lenders for the full and immediate payment of each of the Obligations set forth at Schedule A attached hereto and incorporated herein by reference, and that the Borrower and Guarantors have no offsets, defenses, counterclaims or set-offs with respect to the full and immediate payment and performance of any or all Obligations and Guaranteed Obligations, as applicable, under the Loan Documents, all of which offsets, defenses, counterclaims are set-offs are hereby waived. The Borrower and Guarantors acknowledge and agree that, as of the date hereof, (i) no Subsequent Advance Commitments have been issued and (ii) the Subsequent Advance Amount is uncommitted.

6.    Enforceability of Obligations; Waiver and Consents. The Borrower and each of the Guarantors agrees that the Loan Documents are in full force and effect, and enforceable against Borrower and Guarantors in accordance with their respective terms (other than as amended hereby). The Borrower and each Guarantor hereby waives and affirmatively agrees not to challenge or otherwise pursue any and all defenses, affirmative defenses, counterclaims, claims, cause of actions, setoffs or other rights that it may have relating to the Obligations, Guaranteed Obligations, the Loan Documents, or the Collateral, including, but not limited to, the liens and security interests in favor of Agent and Lenders, or the conduct of Agent and Lenders in administering any such Obligations, Guaranteed Obligations or any other agreements.

7.    Release. Each Loan Party hereby absolutely and unconditionally releases and forever discharges, the Agent and each Lender (including for the avoidance of doubt, the Original Lender, whether in its capacity as Lender, Agent, ABL Agent or otherwise), and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which each Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment (including, without limitation, related to the Loan Documents, the transactions contemplated hereunder, the Original Credit Agreement, the Loan Documents (as defined in the Original Credit Agreement) or any act or omission of the Original Lender in any capacity under such Loan Documents), whether such claims, demands and causes of action are matured or unmatured or known or unknown.

8.    Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section. The Borrower confirms that this Amendment is permitted under the Agreement, the Intercreditor Agreement and the Junior Documents (as defined in the Intercreditor Agreement).

9.    Representations and Warranties. Each of the Loan Parties hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

10.    Reference to and Effect on the Agreement. Each of the Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it. Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment. This Amendment is a Loan Document.

11.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

12.    Direction; Indemnity; Expenses. Each of the Lenders party hereto hereby (i) authorizes and directs the Agent to execute and deliver this Amendment, and (ii) acknowledges and agrees that the foregoing directed action constitutes a direction from the Lenders under Article 17 of the Agreement, including, without limitation, Section 17.1 and Section 17.3 of the Agreement. The Borrower, the Guarantors party hereto and the Lenders party hereto expressly agree and confirm that the Agent’s right to indemnification, as set forth in Sections 11.3 and 17.5 of the Agreement shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Agent (in accordance with the Agreement) in connection with this Amendment and the other documents contemplated hereby. The Borrower hereby agrees to pay on demand all costs and expenses in accordance with Section 19.9 of the Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment and all related documents.

13.    Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

14.    Guarantor Acknowledgement. Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Amendment, and the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and Lenders under the Loan Documents (including without limitation the Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

15.    Notices. For purposes of the Agreement, in case of notices to any Lender, they shall be sent to the respective address set forth below the signature of each Lender on the signature pages hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

BORROWER:

SAEXPLORATION, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

GUARANTORS:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

NES, LLC

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

[Signature Page to Amendment No. 1 to First Amended and Restated Credit and Security Agreement]

AGENT:

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to First Amended and Restated Credit and Security Agreement]

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer

Notice Address:

c/o Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention: Jake Mercer
Facsimile: (612) 253-6149

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer

Notice Address:

c/o Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention: Jake Mercer
Facsimile: (612) 253-6149

WHITEBOX CREDIT PARTNERS, L.P.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer

Notice Address:

c/o Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention: Jake Mercer
Facsimile: (612) 253-6149

[Signature Page to Amendment No. 1 to First Amended and Restated Credit and Security Agreement]

1992 MSF INTERNATIONAL LTD.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director

Notice Address:

c/o Highbridge Capital Management, LLC 40 West 57th Street 32nd Floor
New York, NY 10019 hcmbankdebt@hcmny.com
HS_HighbridgeBankDebt@hedgeserv.com
Facsimile: (646) 495-4382
(646) 438-6510

1992 TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director

Notice Address:

c/o Highbridge Capital Management, LLC 40 West 57th Street 32nd Floor
New York, NY 10019 hcmbankdebt@hcmny.com
HS_HighbridgeBankDebt@hedgeserv.com
Facsimile: (646) 495-4382
(646) 438-6510

[Signature Page to Amendment No. 1 to First Amended and Restated Credit and Security Agreement]

/s/ Jeff Hastings
Jeff Hastings

Notice Address:

SAExploration Holdings, Inc.
1160 Dairy Ashford, Suite 160
Houston, TX 77079
email: jhastings@saexploration.com
Facsimile: (281) 258-4418

[Signature Page to Amendment No. 1 to First Amended and Restated Credit and Security Agreement]

/s/ John Pecora
John Pecora

Notice Address:

130 Montadale Dr.
Princeton, NJ 08540

email: pecora5@aol.com
Facsimile:

[Signature Page to Amendment No. 1 to First Amended and Restated Credit and Security Agreement]

SCHEDULE A

Obligations

As of December 21, 2017

First Amended and Restated Effective Date Advance:	$2,351,375.55
Existing Obligations:	$2,648,624.45
TOTAL	$5,000,000	*

*	plus accrued and accruing interest, fees, costs, expenses, attorneys’ fees, disbursements and costs of collection and other charges as provided under the Loan Documents

Schedule 2.1(c)

MAXIMUM AMOUNT OF SUBSEQUENT ADVANCE COMMITMENTS THAT MAY BE ISSUED AS OF THE FIRST AMENDMENT EFFECTIVE DATE

Lender	Maximum Amount of Subsequent Advance Commitments that may be issued by each Lender as of the First Amendment Effective Date	Percentage of Aggregate amount of Subsequent Advance Commitments that may be issued by the Lenders as of the First Amendment Effective Date
Whitebox Multi-Strategy Partners, L.P.	$7,787,041.32	51.91360880%
Whitebox Credit Partners, L.P.	$2,349,926.37	15.66617580%
Whitebox Asymmetric Partners, L.P.	$1,725,532.31	11.50354873%
Jeff Hastings	$375,000.00	2.50000000%
John Pecora	$937,500.00	6.25000000%
1992 MSF International Ltd.	$1,338,637.50	8.92425000%
1992 Tactical Credit Master Fund, L.P.	$486,362.50	3.24241667%

Total:	$15,000,000.00	100.00%

Schedule 5.1(b)(i), (ii), (iv)

Capitalization of Loan Parties

and Subsidiaries

Organization Chart

Loan Party	Certificate No(s).	Holder	Type of Rights/Stock (common/ preferred/option / class)	Number of Shares (after exercise of all rights to acquire shares)	Percent Interest (on a fully diluted basis)
SAExploration Holdings, Inc.	—	Public Stockholders and Warrant Holders	Common Stock, Warrants to Purchase, Options to Purchase Preferred Stock	Common Stock: 55,000,000 shares authorized; 17,451,353 shares outstanding Warrants to purchase 581,807 shares of common stock outstanding Options to purchase 241,642 shares of common stock outstanding Preferred Stock: 1,000,000 shares authorized; 0 shares outstanding	—

SAExploration Sub, Inc.	2*	SAExploration Holdings, Inc.	Common Shares	100 shares	100%

SAExploration, Inc.	(a) 18* (b) A-4*	SAExploration Sub, Inc.	Common Shares Series A preferred shares	(a) 948,750 common shares (b) 5,000,000 Series A preferred shares	(a) 100% (b) 100%

SAExploration Seismic Services (US), LLC	1*	SAExploration, Inc.	Membership Interest	100% Membership Interest	100%

NES, LLC	1*	SAExploration, Inc.	Membership Interest	100% Membership Interest	100%

First Tier Subsidiaries	Certificate No(s).	Holder	Type of Rights/Stock (common/ preferred/option / class)	Number of Shares (after exercise of all rights to acquire shares)	Percent Interest (on a fully diluted basis)
SAExploration México S. de R.L. de C.V.	N/A	SAExploration, Inc. – 99% SAExploration Seismic Services (US), LLC – 1%	Membership Interest	100% Membership Interest	SAExploration, Inc. – 99% SAExploration Seismic Services (US), LLC – 1%

SAExploration (Australia) Pty. Ltd.	N/A	SAExploration, Inc.	Shares	100 shares	100%
SAExploration (Malaysia) Sdn. Bhd.	(a) 003 (b) 004* (c) 005	SAExploration, Inc.	Shares	(a) 2 Shares (b) 325,000 Shares (c) 174,998 Shares	(a) 0.0004% (b) 65% (c) 34.9996%
Southeast Asian Exploration Pte. Ltd.	(a) 3 (b) 4*	SAExploration, Inc.	Shares	(a) 35 Shares (b) 65 Shares	(a) 35% (b) 65%

Calgary Finance Company Ltd.	(a) A-1* (b) A-2	SAExploration, Inc.	Shares	(a) 650 Shares (b) 350 Shares	(a) 65% (b) 35%

1623739 Alberta Ltd.	(a) A-1 (b) A-2*	SAExploration, Inc.	Shares	(a) 350 Shares (b) 650 Shares	(a) 65% (b) 35%

SAExploration (Brasil) Serviços Sísmicos Ltda.	N/A	SAExploration, Inc. – 99.9% SAExploration Seismic Services (US), LLC - .1%	Membership Interest	100% Membership Interest	SAExploration, Inc. – 99.9% SAExploration Seismic Services (US), LLC - .1%

Kuukpik/SAExploration LLC	N/A	SAExploration, Inc.	Membership Interest	49% Membership Interest	49%
SAExploration Global Holdings (UK) Ltd.	(a) 1 (b) 2* (c) 3 (d) 4* (e) 5	SAExploration, Inc.	Ordinary Shares	(a) Cancelled (b) 650 Shares (c) 350 Shares (d) 3,117,446 Shares (e) 1,678,624 Shares	Certificates 3 and 5 represent 35% of shares issued and outstanding. Certificates 2* and 4* represent 65% of shares issued and outstanding.

*	Pledged Certificated Stock certificate delivered to Agent.

EXHIBIT G

[FORM OF] BORROWING CERTIFICATE

[Date]

To: Cantor Fitzgerald Securities,

as Agent

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 22, 2017, by and among SAExploration Inc., a Delaware corporation (“Borrower”), the guarantors party thereto from time to time, the lenders party thereto from time to time, and Cantor Fitzgerald Securities, in its capacity as Agent. Capitalized terms used in this Borrowing Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

1.	The requested Funding Date is [ ], 20 [1] (for the avoidance of doubt, such Funding Date shall be a Business Day).

2.	(select one)

☐	A Borrowing constituting the First Amended and Restated Effective Date Advance

☐	A Borrowing constituting a Subsequent Advance

3.	The principal amount of the Borrowing to which this notice applies is $[ ][2].

4.	The account to be credited with the proceeds of the Borrowing is the Designated Account, located at [ ].[3]

5.	The undersigned hereby certifies on behalf of Borrower and the other Loan Parties that, as of the date hereof, [the conditions set forth in Sections 4.1 and 4.4 of the Credit Agreement have been satisfied][4] [the conditions set forth in Sections 4.3 and 4.4 of the Credit Agreement have been satisfied][5] and that such conditions shall be satisfied as of the requested Funding Date.

6.	The undersigned hereby certifies on behalf of Borrower and the other Loan Parties that the following statements are true and correct on the date hereof and shall be true on the requested

[1]	The Borrowing Certificate for the First Amended and Restated Effective Date Advance must be received by the Administrative Agent not later than 9:00 a.m. (New York City Time) on the First Amended and Restated Effective Date. The Borrowing Certificate for any Subsequent Advance must be received by the Administrative Agent not later than 9:00 a.m. (New York City Time) at least Five (5) Business Days (or such shorter period as the Required Lenders may agree) prior to the date that is the requested Funding Date.
[2]	The First Amended and Restated Effective Date Advance shall not exceed $5,00,000 less Existing Obligations; and the maximum aggregate amount of all Subsequent Advances shall not exceed an aggregate amount equal to $15,000,000.
[3]	Insert wire instructions for Designated Account.
[4]	To be used for the First Amended and Restated Effective Date Advance.
[5]	To be used for a Subsequent Advance.

Funding Date, before and after giving effect thereto and to the application of the proceeds thereof:

(a) the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects as of such earlier date); and

(b) no Default or Event of Default has occurred and is continuing, nor shall either result from the making of the requested Advance.

This Borrowing Certificate complies with Section 2.3(a) of the Credit Agreement.

SAEXPLORATION, INC.,

By:
Name:
Title: